                                                                   Exhibit 10.54

                             AMENDMENT NO. 1 TO THE
        R.J. REYNOLDS TOBACCO HOLDINGS, INC. ANNUAL INCENTIVE AWARD PLAN



        WHEREAS, R.J. Reynolds Tobacco Holdings, Inc. (the "Company") has in effect the R.J. Reynolds Tobacco Holdings, Inc. Annual Incentive Award Plan, Effective January 1, 1987 and Amended and Restated Effective January 1, 2002 (the "Plan");

        WHEREAS, in accordance with resolutions adopted by the Compensation Committee of the Board of Directors of the Company on June 4, 2003, this Amendment No. 1 has been authorized and approved; and

        WHEREAS, this Amendment No. 1 herein does not violate the prohibitions of Section 9 of the Plan;

        NOW, THEREFORE, the Plan is hereby amended effective as of June 4, 2003, as follows:

                1. Item (n) of Exhibit A of the Plan ("Definitions") is hereby deleted in its entirety and replaced with the following language:

                        "(n) Operating Companies - R. J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company, Inc., R. J. Reynolds International Business Group, Inc. (and related international businesses) and any future operating companies acquired by R.J. Reynolds Tobacco Holdings, Inc. that become wholly-owned direct or indirect subsidiaries of R.J. Reynolds Tobacco Holdings, Inc."

                2. Except as the Plan is modified by this Amendment No. 1, the Plan remains unchanged and in full force and effect.

        IN WITNESS WHEREOF, this Amendment No. 1 hereby is adopted by the Company as of June 4, 2003.

                                           R.J. REYNOLDS TOBACCO HOLDINGS, INC.

                                           By: /s/ McDara P. Folan, III
                                               --------------------------------
                                               McDara P. Folan, III
                                               Vice President, Deputy General
                                                  Counsel and Secretary